SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

[ X ]   Filed by the Registrant

[   ]   Filed by a party other than the Registrant

[   ]   Preliminary Proxy Statement

[   ]   Confidential,  for  Use  of the  Commission  Only  (as  permitted  by
        Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Volt Information Sciences, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         VOLT INFORMATION SCIENCES, INC.
                           1221 Avenue of the Americas
                          New York, New York 10020-1579


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 16, 1997

TO THE SHAREHOLDERS OF
VOLT INFORMATION SCIENCES, INC.

The Annual Meeting of Shareholders of Volt Information Sciences, Inc. (the "Company") will be held at The Chase Manhattan Bank, 11th floor, Conference Room A, 270 Park Avenue (at 48th Street), New York, New York on Monday, June 16, 1997, at 10:00 A.M., New York time, to consider the following:

       1. The election of three Class II directors to serve until the 1999 Annual Meeting of Shareholders and until their respective successors are elected and qualified;

       2. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997; and

       3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 5, 1997 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Shares to be issued on May 27, 1997 in payment of a three-for-two stock split in the form of a 50% stock dividend declared on April 17, 1997 and payable to shareholders of record on May 12, 1997 will not be entitled to vote at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.

                                              By Order of the Board of Directors

                                              Jerome Shaw,
                                              Secretary

New York, New York
May 20, 1997

                         VOLT INFORMATION SCIENCES, INC.
                           1221 Avenue of the Americas
                          New York, New York 10020-1579

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS


This Proxy Statement, to be mailed on or about May 20, 1997, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on June 16, 1997 and at any adjournments or postponements thereof (the "Annual Meeting").

Only holders of record of the Company's Common Stock as of the close of business on May 5, 1997 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were issued and outstanding 9,834,476 shares of Common Stock of the Company. Shares to be issued on May 27, 1997 in payment of a three-for-two stock split in the form of a 50% stock dividend declared on April 17, 1997 and payable to shareholders of record on May 12, 1997 will not be entitled to vote at the Annual Meeting. Accordingly, all share information contained in this Proxy Statement does not give effect to such stock split. Each such issued and outstanding share of Common Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of at least 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business thereat.

All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors and (b) in favor of the proposal to ratify the appointment of independent auditors. Abstentions and broker non-votes with respect to any matter are not considered votes cast with respect to that matter (and, consequently, will have no effect on the vote on the foregoing matters), but are counted in determining a quorum. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 1221 Avenue of the Americas, New York, New York 10020-1579, by voting at the Annual Meeting or by submitting a later dated proxy.

Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matter dealing with the conduct of the Annual Meeting.

The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS, MANAGEMENT AND NOMINEES

The following table sets forth information, as of May 5, 1997 (except as noted below), with respect to the beneficial ownership of the Company's Common Stock, its only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (b) each of the directors of the Company,
(c) each of the executive officers named in the Summary Compensation Table contained under "Executive Compensation" and (d) executive officers and directors as a group:

Name and Address                              Amount and Nature of              Percent of
of Beneficial Owner                         Beneficial Ownership (1)             Class (2)
-------------------                         ------------------------             ---------
William Shaw
  1221 Avenue of the Americas
  New York, NY  10020-1579                     2,438,502 (3)(4)                    24.7%

Jerome Shaw
  2401 N. Glassell Street
  Orange, CA  92665                            2,139,345 (3)(5)                    21.6%

Westport Asset Management, Inc.
  253 Riverside Avenue
  Westport, CT  06880                            546,350 (6)                       5.6%

James J. Groberg                                  18,982 (3)                        *
Irwin B. Robins                                   34,724 (3)                        *
John R. Torell III                                 2,000                            *
Mark N. Kaplan                                     2,000                            *
Howard B. Weinreich                                9,978 (3)                        *

All Executive Officers and
  Directors as a Group
  (11 persons including the foregoing)         4,789,040 (3)(7)                   47.8%
----------------------

(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their respective beneficially owned shares. Includes shares held for the account of executive officers under the Company's Employees Stock Ownership Plan as at March 31, 1997 (the latest date as of which information is available) and under the Company's 401(k) Savings Plan.

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person but which are issuable upon exercise of options held by such person are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock that would be owned by the optionee if the options were exercised, but (except for the calculation of the beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

                                              (footnotes continued on next page)

(3) Includes shares issuable upon the exercise of the portion of options granted by the Company which were exercisable on or within 60 days of May 5, 1997 as follows: William Shaw, 50,000 shares; Jerome Shaw, 81,500 shares; James J. Groberg, 17,000 shares; Irwin B. Robins, 18,000 shares; Howard B. Weinreich, 6,000 shares; and all executive officers and directors as group, 176,900 shares.

(4) Includes 66,374 shares owned of record by Mr. Shaw as sole trustee of a trust for the benefit of his wife, as to which shares Mr. Shaw disclaims beneficial ownership.

(5) Includes (i) 1,872,187 shares owned of record by Mr. Shaw and his wife as trustees of a revocable trust for their benefit, as to which they have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that these shares be transferred to him at any time) and (ii) 157,500 shares owned of record by Mr. Shaw and his wife as trustees of a trust for the benefit of one of their children, as to which Mr. and Mrs. Shaw may be deemed to have shared voting and investment power (the inclusion of which 157,500 shares is not an admission of beneficial ownership thereof by Mr. Shaw). Excludes 4,500 shares owned of record by Mr. Shaw's wife, as to which Mr. Shaw disclaims beneficial ownership.

(6) Based on a Schedule 13G dated February 13, 1997 filed by Westport Asset Management, Inc. ("Westport"), an investment advisor registered under the Investment Advisors Act of 1940, containing information as at December 31, 1996. According to the Schedule 13G, Westport has shared voting power and shared dispositive power with respect to 529,550 of these shares. Most of the shares are held in certain discretionary managed accounts of Westport. The Schedule 13G also reports that certain of these shares are beneficially owned by officers and shareholders of Westport who disclaim the existence of a group.

(7) Excludes 4,500 shares owned beneficially by the spouse of an executive officer and director, as to which shares such executive officer and director disclaims beneficial ownership.

                              ELECTION OF DIRECTORS

The Company's Board of Directors consists of six directors, divided into two classes. The terms of office of Class I and Class II directors expire at the 1998 and 1997 Annual Meeting of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's shareholders.

Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election as directors of William Shaw, Jerome Shaw and James J. Groberg as Class II directors, each to serve until the 1999 Annual Meeting of Shareholders and, in each case, until his successor is elected and qualified (such persons being hereinafter referred to as "nominees"). Each nominee has indicated his availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. Votes withheld will have no effect on the outcome of the election of directors.

Background of Nominees and Continuing Directors

Nominees (Class II)

WILLIAM SHAW, 72, a founder of the Company, has been President and Chairman of the Board of the Company for more than the past five years and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957.

JEROME SHAW, 70, also a founder of the Company, has been Executive Vice President and Secretary of the Company for more than the past five years and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957.

JAMES J. GROBERG, 68, has been a Senior Vice President of the Company for more than the past five years and has been employed in executive capacities by the Company since 1985 and also from 1973 to 1981. He has served as a director of the Company since 1987.

Directors Whose Term of Office Continues After the Annual Meeting

(Class I)

IRWIN B. ROBINS, 62, has been a Senior Vice President of the Company for more than the past five years and has been employed in executive capacities by the Company since 1980. He has served as a director of the Company since 1981.

JOHN R. TORELL III, 57, has been a director of the Company since October 1989. Mr. Torell has been Chairman of Torell Management, Inc. (an investment company) for more than the past five years and Chairman of Telesphere Corporation (an electronics securities data distributor) since November 1995. He is past President of Manufacturers Hanover Corporation (a bank holding company) and Manufacturers Hanover Trust Company (a bank); past Chairman, President and Chief Executive Officer of CalFed, Inc. (a savings and loan holding company); and past Chairman and Chief Executive Officer of Fortune Bancorp (a savings and loan holding company). He is also a director of American Home Products Corporation and The Paine Webber Group, Inc.

MARK N. KAPLAN, 67, has been a director of the Company since April 1991. Mr. Kaplan has been a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since October 1979. He is also a director of Grey Advertising, Inc., Diagnostic/Retrieval Systems, Inc., Refac Technology Development Corporation, American Biltrite, Inc., Congoleum Corporation and MovieFone, Inc.

William Shaw and Jerome Shaw are brothers. Steven Shaw, elected a Vice President of the Company on April 11, 1997, is the son of Jerome Shaw. There are no other family relationships among the directors or executive officers of the Company. Messrs. William Shaw, Jerome Shaw and Irwin B. Robins are parties to employment agreements with the Company. See "Employment Agreements" under "Executive Remuneration".

Committees of the Board

The Company has Audit and Compensation Committees, but does not have a nominating committee.

The Audit Committee, consisting of Messrs. Kaplan and Torell, is authorized to examine and consider matters related to internal and external audits of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditor's engagement, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, the quality of the Company's system of internal accounting controls, and matters of concern to the independent auditors resulting from the audit, including the result of the independent auditor's review of internal accounting controls and suggestions for improvements. The Audit Committee did not meet separately from the entire Board during the past fiscal year.

The Compensation Committee, consisting of Messrs. Kaplan and Torell, is authorized to make recommendations to the Board concerning compensation for those officers who are also directors of the Company. The Compensation Committee did not meet separately from the entire Board during the past fiscal year.

Until August 26, 1996, the Company's Stock Option Committee, consisting of Messrs. William Shaw, Kaplan and Torell, was authorized to grant stock options under the Company's 1995 Non-Qualified Stock Option Plan. While the Stock Option Committee held no formal meetings during the past fiscal year, it acted by unanimous written consent on two occasions following informal discussions. On August 26, 1996, the Company adopted the provisions of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 with respect to the 1995 Non-Qualified Stock Option Plan and, in light thereof, all options are now granted by the full Board of Directors.

The Board of Directors met twice during the past fiscal year and acted by unanimous written consent on five occasions following informal discussions. Each director attended each of the meetings of the Board of Directors which were held during the fiscal year.

                             EXECUTIVE REMUNERATION

Summary Compensation Table

The following table sets forth information concerning the compensation during the fiscal years ended November 1, 1996, November 3, 1995 and October 28, 1994 of the Company's Chief Executive Officer and each of the four other executive officers of the Company who received the highest cash compensation during the year ended November 1, 1996 for services rendered in all capacities to the Company and its subsidiaries:

                                                                           Long-Term
                                                                         Compensation
                                        Annual Compensation          Securities Underlying        All Other
Principal Position               Year       Salary (1)      Bonus          Options (2)         Compensation (3)
------------------               ----       ----------      -----          -----------         ----------------
William Shaw,                    1996        $355,000         --            39,000                 $ 1,707
  President and                  1995         348,365         --              --                     1,631
  Chief Executive Officer        1994         330,000         --              --                     1,571
                                 1993
Jerome Shaw,                     1992         355,000         --            39,000                   1,707
  Executive Vice President       1991         348,365         --              --                     1,894
                                 1990         330,000         --              --                     1,571
                                 1989
James J. Groberg,                1988         248,462      $65,000          23,000                   1,349
  Senior Vice President and      1987         240,528       15,000            --                     1,651
  Chief Financial Officer        1986         219,603       15,000            --                     1,260
                                 1985
Irwin B. Robins,                 1984         220,155       10,000          23,000                   1,468
  Senior Vice President          1983         214,135       10,000            --                     1,907
                                 1982         202,500        5,000            --                     1,452
                                 1981
Howard B. Weinreich,             1980         161,589        7,500           9,000                   1,349
  General Counsel                1979         154,915        7,500            --                     1,781
                                 1978         145,167        5,000            --                     1,051
-------------------------------------

(1)      Includes   compensation   deferred   under   the   Company's   deferred
         compensation plan and under Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) In addition to options to purchase shares of the Company's Common Stock, includes options to purchase the following number of shares of Common Stock of the Company's 59% - owned subsidiary, Autologic Information International, Inc. ("Autologic"): William Shaw, 9,000 shares; Jerome Shaw, 9,000 shares; James J. Groberg, 5,000 shares; Irwin B. Robins, 5,000 shares; and Howard B. Weinreich, 3,000 shares. See "Option Grants in Fiscal Year", below.

(3) Amounts in fiscal 1996 include premiums under the Company's group life insurance policy ($716 for William Shaw; $716 for Jerome Shaw; $716 for James J. Groberg; $477 for Irwin B. Robins; and $358 for Howard B. Weinreich) and the market value at the date of contribution of the portion of the shares of Common Stock contributed by the Company under its Employee Stock Ownership Plan ($987 for each of the named executive officers), together with the market value at fiscal year-end of the portion of the shares forfeited by terminated employees under such plan ($5 for each of the named executive officers), which were allocated during fiscal 1997 with respect to fiscal 1996 to the named officers in accordance with such plan.

Option Grants in Last Fiscal Year

The following table contains information concerning options granted by the Company and Autologic during the Company's 1996 fiscal year to the executive officers named in the Summary Compensation Table:

                                        Individual Options                                          Potential Realizable
                             -------------------------------------                                    Value at Assumed
                             Number of Shares     Percent of Total                                 Annual Rates of Stock
                              of Underlying       Options Granted    Exercise                        Price Appreciation
                                 Options          to Employees In      Price        Expiration        for Option Term (3)
                                                                                                 -------------------------
Name                           Granted (1)        Fiscal Year (2)    Per Share         Date           5%            10%
----                           -----------        --------------     ----------        ----           --            ---
William Shaw                     30,000               6.3%           $  38.13       8/26/06      $ 719,298     $1,822,843
                                  9,000               6.7%              13.20       1/29/01         19,038         53,135

Jerome Shaw                      30,000               6.3%              27.13       4/22/06        511,763      1,296,908
                                  9,000               6.7%              13.20       1/29/01         19,038         53,135

James J. Groberg                 18,000               3.8%              27.13       4/22/06        307,058        778,145
                                  5,000               3.7%              12.00       1/29/06         37,734         95,625

Irwin B. Robins                  18,000               3.8%              27.13       4/22/06        307,058        778,145
                                  5,000               3.7%              12.00       1/29/06         37,734         95,625

Howard B. Weinreich               6,000               1.3%              27.13       4/22/06        102,353        259,382
                                  3,000               2.2%              12.00       1/29/06         22,460        57,375
--------------------

(1) The options reflected on the first line adjacent to each optionee's name were granted under the Company's 1995 Non-Qualified Stock Option Plan (the "Company Plan"). Each option granted under the Company Plan was granted at an exercise price equal to 100% of the market value of the Company's Common Stock on the date of grant and is exercisable at any time during its term, commencing one year following the date of grant, subject to earlier termination at specified times following termination of employment, death or disability. The options reflected on the second line under each optionee's name were granted under Autologic 1995 Stock Option Plan (the "Autologic Plan") . Each option granted under the Autologic Plan was granted at an exercise price equal to 100% (110% in the case of William and Jerome Shaw) of the market value of Autologic's Common Stock on the date of grant and is exercisable at any time during its term, commencing one year following the date of grant, subject to earlier termination at specified times following termination of employment with Volt, death or disability.

(2) The percentages reflect, in the case of options granted under the Company Plan, the percent of total options granted to all employees of the Company during fiscal 1996 and, in the case of the Autologic Plan, the percent of total options granted to all employees of Autologic during fiscal 1996.

(3) These values are hypothetical values using assumed compound growth rates prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

Stock Option Exercises and Fiscal Year-End Values

The following table sets forth certain information concerning Common Stock of the Company acquired upon the exercise of stock options to purchase shares of the Company's Common Stock during the Company's fiscal year ended November 1, 1996 (no options to purchase Common Stock of Autologic were exercised), and Common Stock of the Company and Autologic subject to unexercised options held at November 1, 1996, by the executive officers named in the Summary Compensation table:

                                                                    Number of Shares               Value of
                                                                       Underlying                In-the-Money
                                                                   Unexercised Options              Options
                                                                        at Fiscal                  at Fiscal
                                Shares                                  Year-End                   Year-End
                               Acquired            Value              (Exercisable/              (Exercisable/
Name                          on Exercise      Realized (1)          Unexercisable)           Unexercisable) (2)
----                          -----------      ------------          --------------           ------------------
William Shaw                      -                   -             109,000 / 30,000          $3,025,000/  56,250
Jerome Shaw                       -                   -             109,000 / 30,000           3,025,000/ 386,250
James J. Groberg                 800            $13,600               5,000 / 18,000                -   / 231,750
Irwin B. Robins                   -                   -               5,000 / 18,000                -   / 231,750
Howard B. Weinreich            3,600             54,975               5,000 /  6,000              54,240/  77,250
------------------

(1) Represents the closing price of the Company's Common Stock as reported by The Nasdaq Stock Market's National Market ("NASDAQ/NMS") on the dates of exercise of the option, minus the option exercise price. None of the options to purchase Common Stock of Autologic were exercised.

(2) Represents the closing sale price of the Company's Common Stock as reported by NASDAQ/NMS on November 1, 1996, minus the option exercise price. None of the options to purchase Common Stock of Autologic were in-the-money.

Standard Compensation of Directors

Each director of the Company who is not an officer or employee of the Company receives a director's fee at the annual rate of $25,000 and is also reimbursed for out-of-pocket expenses related to his services.

Employment Agreements

The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the continued employment of each in his present executive capacity at an annual base salary, which is presently $355,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors) until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death (if his death shall have occurred while employed as an executive), 2.25 times his annual base salary at the end of his employment as an executive (if his death shall have occurred during the first ten years of the consulting period) or 1.5 times his annual base salary at the end of his employment as an executive (if his death shall have occurred during the remainder of the consulting period). Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control" (as defined in the agreements) of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

The Company is also a party to an employment agreement dated as of May 1, 1987, as amended, with Irwin B. Robins, providing for his continued employment as Senior Vice President and head of the Company's Legal Department until April 30, 1998. Pursuant to the agreement, Mr. Robins is entitled to receive an annual base salary, which is presently $225,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The agreement also provides that, if a "change in control" (as defined in the agreement) of the Company shall occur and thereafter either Mr. Robins shall elect to terminate his employment within two years after the occurrence of certain events (which generally are adverse changes in his compensation, position, function or location) or his employment shall be terminated by the Company for any reason other than death, incapacity or "cause" (as defined in the agreement), Mr. Robins will be entitled to receive (a) his regular compensation, including benefits, through the date on which his employment terminates and (b) a lump-sum payment in an amount equal to 2.99 times his "base amount" (as defined in Section 280G (b) (3) of the Code). Mr. Robins will not be obligated to seek other employment nor mitigate the payment of the lump sum with any compensation received from other employment.

Under the three employment agreements described above, William Shaw, Jerome Shaw and Irwin B. Robins are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause" (as defined in his agreement). William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control" (as defined) of the Company shall have occurred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

To date, all decisions regarding the cash compensation of executive officers have been made by the entire Board of Directors. Accordingly, William Shaw, Jerome Shaw, Irwin B. Robins and James J. Groberg, executive officers of the Company, and Mark N. Kaplan (a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom, which was retained by the Company during the Company's 1996 fiscal year and may be retained during the Company's 1997 fiscal year) participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the year ended November 1, 1996. Each executive officer who is also a director does not participate in deliberations as to his own compensation.

Report With Respect to Executive Compensation Committee

Policies regarding the cash compensation of executive officers of the Company have been determined by the full Board of Directors. As noted earlier in this Proxy Statement, during most of fiscal 1996, the Company's 1995 Non-Qualified Stock Option Plan was administered (and options were granted) by the Board's Stock Option Committee, consisting of Messrs. William Shaw, Mark N. Kaplan and John R. Torell III. In light of revisions to Securities and Exchange Commission rules, administration of that plan (including the granting of options thereunder) was assumed by the full Board on August 26, 1996. Accordingly, the discussion herein, as it relates to options granted to executive officers other than William Shaw (whose option was granted by the full Board), is of the Stock Option Committee.

Executive Compensation. Compensation of executive officers is comprised of salary as a base compensation, bonuses as a means of short-term compensation and stock options to foster long-term incentive. All determinations as to the compensation of each executive officer who is a member of the Company's Board of Directors is made on an individual by individual basis by the Board, after consultation with senior management, although an executive officer who is also a member of the Board does not participate in the Board's determination of his own compensation.

In making its decisions as to base salary, the Board gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without affording specific weights to these factors. Bonuses are based upon the Company's performance, as well as the executive's overall performance, contribution toward the Company's profitability, meeting corporate objectives and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation (salary and bonuses) of the five executive officers who are not members of the Board is determined by senior management on the same subjective basis.

The Company has utilized stock options as the primary method of providing long-term incentive compensation to key employees, including executive officers, of the Company and its subsidiaries. The Company believes that stock options foster the interest of key employees in seeking long-term growth for the Company, as well as linking their interests with the overall interest of shareholders. The size of the award to any particular executive or key employee is not based on any particular mathematical formula, but the Committee takes into consideration factors such as the executive's or employee's position, level of responsibility, value to the Company, objectives, accomplishments, performance, when the last prior option was granted to the individual, the individual's other compensation and the recommendation of senior management. No one factor is given special weight, but decisions are made based on an overall assessment of the individuals.

Chief Executive Officer Compensation. The fiscal 1996 base salary of William Shaw, the Company's Chief Executive Officer, remained at an annual rate of $355,000, which had been implemented during fiscal 1995. In August 1996, the full Board of Directors determined to grant Mr. Shaw an option to purchase 30,000 shares of the Company's Common Stock at an exercise price equal to 100% of the market value on the date of grant. The Stock Option Committee of the Board had intended to grant Mr. Shaw a similar option in April 1996 at the same time as it granted options to purchase Common Stock of the Company to various other executive officers and key employees. However, the Company was not able to do so until certain Securities and Exchange Commission regulations became effective and were implemented in August 1996. The Board determined the number of options to be granted to Mr. Shaw utilizing the same criteria as the Stock Option Committee utilized in granting options to executive officers and other employees. Additionally, options were granted to Mr. Shaw, as well as to the other executive officers named in the Cash Compensation Table and certain other executive officers of the Company, by the Stock Option Committee of the Company's 59%-owned subsidiary, Autologic Information International, Inc. as additional incentive.

Certain Tax Legislation. Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. Any compensation resulting from the exercise of stock options granted by the Company should be eligible for exclusion since all options were either granted prior to the adoption of Section 162(m) or under a plan approved by the Company's shareholders which was designed to conform with the requirements of the regulations for determining the conditions under which options are deemed "performance based compensation". Accordingly, the Committee believes that the limitations on compensation deductibility under Section 162(m) will have no effect on the Company in the foreseeable future, and intends to take such action as may be necessary, including obtaining shareholder approval where required, in order for compensation not to be subject to the limitation on deductibility imposed by Section 162(m).

Board of Directors:              William Shaw                Jerome Shaw                   James J. Groberg
                                 Mark N. Kaplan              Irwin B. Robins               John R. Torell III


Stock Option Committee           William Shaw                Mark N. Kaplan                John R. Torell III

Shareholder Return Performance Graph

The following graph compares the cumulative total shareholder return to holders of the Company's Common Stock with (a) The NASDAQ Market Index and (b) securities of companies traded on a national securities exchange or NASDAQ with market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (this peer group was selected by the Company because the Company operates in five diverse industries). The comparison assumes $100 was invested on November 2, 1991 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends (the Company paid no dividends during the periods):


                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]

                                     1991         1992        1993         1994        1995         1996
                                     ----         ----        ----         ----        ----         ----
VOLT INFORMATION SCIENCES, INC.      $100         $100        $211         $297        $533         $889
NASDAQ MARKET INDEX                   100           97         127          135         160          188
PEER GROUP INDEX                      100          105         117          117         144          146


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended November 1, 1996 were timely filed.

                      RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors of the Company has, subject to shareholder ratification, selected Ernst & Young LLP, independent public accountants, to audit the Company's financial statements for the fiscal year ending October 31, 1997. A resolution will be submitted to shareholders at the Annual Meeting for such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote thereon will be required to adopt this resolution. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. The Board of Directors recommends a vote "FOR" this resolution.

Ernst & Young LLP has indicated to the Company that it intends to have a representative present at the Annual Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting Ernst & Young LLP as independent public accountants is adopted by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

                                  MISCELLANEOUS

New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. In March 1997, the Company renewed, for a period of three years, insurance policies from National Union Fire Insurance Company of Pittsburgh, PA, Federal Insurance Company and Columbia Casualty Company covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The annual premium cost of such policies to the Company is $218,074.

From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company by January 20, 1998. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020-1579.

                                              By Order of the Board of Directors
                                              Jerome Shaw,
                                              Secretary

New York, New York
May 20, 1997

                                  C O M M O N

                                      PROXY
                         VOLT INFORMATION SCIENCES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

Solicited On Behalf Of The Board Of Directors For Annual Meeting Of Shareholders Of Volt Information Sciences, Inc.

The undersigned hereby appoints WILLIAM SHAW and JEROME SHAW, jointly and severally, Proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of VOLT INFORMATION SCIENCES, INC. to be held on June 16, 1997, and at adjournments or postponements thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement related to such meeting, receipt of which is acknowledged, and with discretionary power upon such other business as may come before the meeting, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior Proxy or Proxies.

1. The election of the following as nominees to serve as Class II directors (except as marked to the contrary below):

   William Shaw, Jerome Shaw, James J. Groberg

   [   ] FOR              [   ] WITHHOLD            [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997.

   [   ] FOR              [   ] AGAINST            [   ] ABSTAIN

The Board of Directors recommends a vote for the election of each nominee to serve as a Director and for Proposal 2 set forth in this Proxy.

Each properly executed Proxy will be voted in accordance with the specifications made above. If no specification is made, the shares represented by this Proxy will be voted FOR the election of all listed nominees and FOR Proposal 2.

               The Submission Of This Proxy, If Executed Properly,
                           Revokes All Prior Proxies.


                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.

                         VOLT INFORMATION SCIENCES, INC.

NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting.

Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                     4 0 1 K

                                      PROXY
                         VOLT INFORMATION SCIENCES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

Solicited On Behalf Of The Board Of Directors For Annual Meeting Of Shareholders Of Volt Information Sciences, Inc.

The undersigned hereby appoints WILLIAM SHAW and JEROME SHAW, jointly and severally, Proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of VOLT INFORMATION SCIENCES, INC. to be held on June 16, 1997, and at adjournments or postponements thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement related to such meeting, receipt of which is acknowledged, and with discretionary power upon such other business as may come before the meeting, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior Proxy or Proxies.

1. The election of the following as nominees to serve as Class II directors (except as marked to the contrary below):

   William Shaw, Jerome Shaw, James J. Groberg

   [   ] FOR              [   ] WITHHOLD            [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997.

   [   ] FOR              [   ] AGAINST            [   ] ABSTAIN

The Board of Directors recommends a vote for the election of each nominee to serve as a Director and for Proposal 2 set forth in this Proxy.

Each properly executed Proxy will be voted in accordance with the specifications made above. If no specification is made, the shares represented by this Proxy will be voted FOR the election of all listed nominees and FOR Proposal 2.

               The Submission Of This Proxy, If Executed Properly,
                           Revokes All Prior Proxies.


                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.

                         VOLT INFORMATION SCIENCES, INC.

NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting.

Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                     E S O P

                                      PROXY
                         VOLT INFORMATION SCIENCES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

Solicited On Behalf Of The Board Of Directors For Annual Meeting Of Shareholders Of Volt Information Sciences, Inc.

The undersigned hereby appoints WILLIAM SHAW and JEROME SHAW, jointly and severally, Proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of VOLT INFORMATION SCIENCES, INC. to be held on June 16, 1997, and at adjournments or postponements thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement related to such meeting, receipt of which is acknowledged, and with discretionary power upon such other business as may come before the meeting, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior Proxy or Proxies.

1. The election of the following as nominees to serve as Class II directors (except as marked to the contrary below):

   William Shaw, Jerome Shaw, James J. Groberg

   [   ] FOR              [   ] WITHHOLD            [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997.

   [   ] FOR              [   ] AGAINST            [   ] ABSTAIN

The Board of Directors recommends a vote for the election of each nominee to serve as a Director and for Proposal 2 set forth in this Proxy.

Each properly executed Proxy will be voted in accordance with the specifications made above. If no specification is made, the shares represented by this Proxy will be voted FOR the election of all listed nominees and FOR Proposal 2.

               The Submission Of This Proxy, If Executed Properly,
                           Revokes All Prior Proxies.


                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.

                         VOLT INFORMATION SCIENCES, INC.

NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting.

Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY